SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K/A
                                Current Report
                               (Amendment No. 1)


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):     July 14, 1999



                        Applied Magnetics Corporation
                        -----------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                                      1-6635
           --------                                      ------
(State or other jurisdiction of                 (Commission file number)
incorporation or organization)

                                  95-1950506
                                  ----------
                     (I.R.S. Employer Identification No.)



                     75 Robin Hill Road, Goleta, CA 93117
                     ------------------------------------
              (Address of principal executive office)  (Zip Code)


      Registrant's telephone number, including area code: (805) 683-5353

















                           Exhibit Index on Page 4

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            (c) Exhibits

            2.1 Amended and Restated Exchange Agreement by and Between Applied Magnetics Corporation and Kennilworth Partners II LP dated as of July 14, 1999.

            2.2 Amended and Restated Registration Rights Agreement effective as of July 14, 1999 between Applied Magnetics Corporation and Kennilworth Partners II LP.

                                   SIGNATURE

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    APPLIED MAGNETICS CORPORATION


                                    By:   /s/ Peter T. Altavilla
                                          -------------------------
                                          Name:  Peter T. Altavilla

                                          Title: Secretary and Controller

Date: July 26, 1999

                                 EXHIBIT INDEX


   Exhibit   Description                                                 Page
   -------   -----------                                                 ----

     2.1     Amended and Restated Exchange Agreement by and
             Between Applied Magnetics Corporation and Kennilworth
             Partners II LP dated as of July 14, 1999.                     5

     2.2     Amended and Restated Registration Rights Agreement
             effective as of July 14, 1999 between Applied
             Magnetics Corporation and Kennilworth Partners II LP.        33

                                                                     Exhibit 2.1
                                                                     -----------










                            AMENDED AND RESTATED

                             EXCHANGE AGREEMENT


                               By and Between



                        APPLIED MAGNETICS CORPORATION


                                     and


                         KENNILWORTH PARTNERS II  LP





                          Dated as of July 14, 1999

                              TABLE OF CONTENTS

                                                                        Page

1.    STOCK PURCHASE; BOND PURCHASE........................................1
      1.1   Stock Purchase.................................................1
      1.2   Purchase Price for Common Shares...............................2
      1.3   Note and Note Issuance.........................................2
      1.4   Debenture Purchase.............................................2
      1.5   Initial Closing Date Obligations...............................3
      1.6   Second Closing Date Obligations................................3
      1.7   Closing Deliveries.............................................4

2.    RESTRICTIONS ON TRANSFER OF SECURITIES...............................4
      2.1   Securities Legend..............................................4
      2.2   Removal of Legends.............................................5

3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY........................5
      3.1   Organization and Good Standing.................................5
      3.2   Capitalization.................................................5
      3.3   Authority; No Conflict.........................................6
      3.4   Approvals or Notices...........................................7
      3.5   Compliance with the Law and other Instruments..................7
      3.6   Securities Act Reports.........................................8
      3.7   Brokers or Finders.............................................9
      3.8   Absence of Material Changes....................................9
      3.9   Certain Proceedings............................................9

4.    REPRESENTATIONS AND WARRANTIES OF KENNILWORTH.......................10
      4.1   Organization and Good Standing................................10
      4.2   Authority; No Conflict........................................10
      4.3   Approvals or Notices..........................................11
      4.4   Ownership of Debentures.......................................11
      4.5   Investment Matters.  .........................................11
      4.6   Certain Proceedings...........................................12
      4.7   Brokers or Finders............................................12

5.    COVENANTS OF THE COMPANY............................................12
      5.1   Other Debenture Exchanges.....................................12
      5.2   Participation in Rights Offering..............................13
      5.3   No Diminishment of Capitalization.............................13
      5.4   Series B Certificate of Designation...........................13

6.    CONDITIONS PRECEDENT TO KENNILWORTH'S OBLIGATION TO
      CLOSE...............................................................13
      6.1   Accuracy of Representations...................................13
      6.2   The Company's Performance.....................................13
      6.3   Consents......................................................14
      6.4   No Prohibition................................................14
      6.5   Additional Documents..........................................14
      6.6   Absence of Injunctions........................................14
      6.7   Effectiveness of Registration Statement.......................14

      6.8   No Material Adverse Change....................................15

7.    CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATION TO
      CLOSE...............................................................15
      7.1   Accuracy of Representations...................................15
      7.2   Kennilworth's Performance.....................................15
      7.3   Consents......................................................16
      7.4   No Prohibition................................................16
      7.5   Additional Documents..........................................16
      7.6   Absence of Injunctions........................................16
      7.7   Effectiveness of Registration Statement.......................16

8.    INDEMNIFICATION; REMEDIES...........................................16
      8.1   Indemnification and Payment of Damages by
            Kennilworth...................................................16
      8.2   Indemnification and Payment of Damages by the
            Company.......................................................17
      8.3   Procedure for Indemnification--Third Party Claims ............17
      8.4   Procedure for Indemnification--Other Claims...................19

9.    GENERAL PROVISIONS..................................................19
      9.1   Termination...................................................19
      9.2   Expenses......................................................20
      9.3   Public Announcements..........................................20
      9.4   Confidentiality...............................................20
      9.5   Notices.......................................................20
      9.6   Jurisdiction; Service of Process..............................21
      9.7   Survival of Representations and Warranties....................22
      9.8   Further Assurances............................................22
      9.9   Waiver........................................................22
      9.10  Entire Agreement and Modification.............................22
      9.11  Assignments, Successors, and No Third-Party Rights............23
      9.12  Severability..................................................23
      9.13  Section Headings, Construction................................23
      9.14  Governing Law.................................................23
      9.15  Counterparts..................................................23
      9.16  Attorneys' Fees...............................................23

10.   Waiver of Jury Trial................................................24

                   AMENDED AND RESTATED EXCHANGE AGREEMENT


            This Amended and Restated Exchange Agreement (the
"Agreement") is made as of July 14, 1999, by Kennilworth Partners
II LP, a Delaware limited partnership ("Kennilworth"), and Applied Magnetics Corporation, a Delaware corporation (the
"Company").

            WHEREAS, Kennilworth and the Company have previously entered into an Exchange Agreement, dated as of May 10, 1999 (the
"Prior Agreement");

            WHEREAS, Kennilworth and the Company now desire to amend the terms of the Prior Agreement to reflect certain changes to the agreements previously reached between the two parties;

            WHEREAS, at this time and in lieu of the transactions contemplated by the Prior Agreement and all agreements ancillary thereto, Kennilworth desires to purchase, and the Company desires to sell to Kennilworth, and Kennilworth desires to purchase from the Company six million (6,000,000) shares of the common stock, $.10 par value, of the Company (the "Common Shares") for a total purchase price of twenty-four million dollars ($24,000,000) (the "Stock Purchase");

            WHEREAS, the Company desires to sell to Kennilworth and Kennilworth desires to purchase from the Company for the sum of twenty-five million dollars ($25,000,000) (the "Note Purchase Price") a Senior Subordinated Convertible Note (the "Note") in the aggregate principal amount of thirty-seven million seven hundred seventy-six thousand seven hundred sixteen dollars ($37,776,716) reflecting interest accruing on the Note on a zero-coupon basis for the first three years after the issuance thereof (the "Note Purchase");

            WHEREAS, in connection with the Stock Purchase and the Note Purchase, the Company desires to purchase from Kennilworth, and Kennilworth desires to sell to the Company (the "Debenture Purchase") certain 7% Convertible Subordinated Debentures of the Company in the aggregate principal amount of twenty-four million dollars ($24,000,000) (the "Debentures");

            NOW, THEREFORE, in consideration of the terms and conditions set forth herein, the parties agree as follows:

      1.    STOCK PURCHASE; BOND PURCHASE.

            1.1 Stock Purchase. Subject to the terms and conditions of this Agreement,

                  (a) On the initial closing date (the "Initial Closing Date"), which shall be as promptly as practicable following the fulfillment or waiver of all conditions to the Initial Closing, the Company will issue and sell four million (4,000,000) Common Shares to Kennilworth (the "Tranche One Shares"), and Kennilworth will purchase the Tranche One Shares from the Company; and

                  (b) On that day which is ninety (90) days after the Initial Closing Date (the "Second Closing Date"), the Company will issue and sell two million (2,000,000) Common Shares to Kennilworth (the "Tranche Two Shares"), and Kennilworth will purchase the Tranche Two Shares from the Company.

            1.2 Purchase Price for Common Shares. The purchase price (the "Share Purchase Price") for (a) the Tranche One Shares will be sixteen million dollars ($16,000,000) (the "Tranche One Purchase Price"); and (b) the Tranche Two Shares will be eight million dollars ($8,000,000) (the "Tranche Two Purchase Price"). The respective Share Purchase Prices shall be paid to the Company on each of the two respective Closing Dates in U.S. dollars by wire transfer of immediately available funds to an account designated in writing by the Company.

            1.3 Note and Note Issuance. On the Initial Closing Date, the Company shall execute and deliver to Kennilworth the Note, which shall be substantially in the form of that certain Senior Subordinated Convertible Note attached hereto as Exhibit
B. The aggregate principal amount of the Note Purchase Price shall be paid to the Company on the Initial Closing Date in U.S. dollars by wire transfer of immediately available funds to an account designated in writing by the Company.

            1.4   Debenture Purchase.

                  (a) On the Initial Closing Date, the Company shall tender payment in the amount of sixteen million dollars ($16,000,000) (the "Tranche One Debenture Payment") and purchase from Kennilworth Debentures in the aggregate principal amount of sixteen million dollars ($16,000,000) (the "Tranche One Debentures") and any and all interest due on such Tranche One Debentures through the Initial Closing Date;

                  (b) On the Second Closing Date, the Company shall tender payment in the amount of eight million dollars
($8,000,000) (the "Tranche Two Debenture Payment) and purchase from Kennilworth Debentures in the aggregate principal amount of eight million dollars ($8,000,000) (the "Tranche Two Debentures") and any and all interest due on such Tranche Two Debentures through the Second Closing Date.

                  (c) The Tranche One Debenture Payment and the Tranche Two Debenture Payment shall be paid to Kennilworth on each of the two respective Closing Dates in U.S. dollars by wire transfer of immediately available funds to an account designated in writing by Kennilworth.

            1.5   Initial Closing Date Obligations.  On the Initial
Closing Date:

                  (a)   The Company will deliver to Kennilworth:

                        (i)   a certificate representing the Tranche
One Shares;

                       (ii)   the Note, duly executed by the Company;

                      (iii) the Tranche One Debenture Payment and any and all interest due on such Tranche One Debentures through the Initial Closing Date;

                       (iv)   a certificate executed by the Company
representing and warranting to Kennilworth that each of the Company's representations and warranties in this Agreement is accurate in all material respects as of the Initial Closing Date;
and

                        (v)   such other agreements, certificates or
documents as may be reasonably requested by Kennilworth.

                  (b)   Kennilworth will deliver to the Company:

                        (i)   the Tranche One Purchase Price;

                       (ii)   the Note Purchase Price;

                      (iii)   the Tranche One Debentures, duly
endorsed for delivery;

                       (iv)   a certificate executed by Kennilworth
representing and warranting to the Company that each of Kennilworth's representations and warranties in this Agreement is accurate in all material respects as of the Initial Closing Date;
and

                        (v)   such other agreements, certificates or
documents as may be reasonably requested by the Company.

            1.6   Second Closing Date Obligations.  On the Second
Closing Date:

                  (a)   The Company will deliver to Kennilworth:

                        (i)   a certificate representing the Tranche
Two Shares;

                       (ii)   the Tranche Two Debenture Payment and
any and all interest due on such Tranche Two Debentures through the Second Closing Date;

                      (iii) a certificate executed by the Company representing and warranting to Kennilworth that each of the Company's representations and warranties in this Agreement is accurate in all material respects as of the Second Closing Date;
and

                       (iv) such other agreements, certificates or documents as may be reasonably requested by Kennilworth.

                  (b)   Kennilworth will deliver to the Company;

                        (i)   the Tranche Two Purchase Price;

                       (ii)   the Tranche Two Debentures, duly
endorsed for delivery;

                      (iii) a certificate executed by Kennilworth representing and warranting to the Company that each of Kennilworth's representations and warranties in this Agreement is accurate in all material respects as of the Second Closing Date;
and

                       (iv) such other agreements, certificates or documents as may be reasonably requested by the Company.

            1.7 Closing Deliveries. All deliveries made at each of the Initial and Second Closings shall be deemed simultaneous deliveries on such date and at such Closing. To the extent that delivery of any one item is not made on any Closing Date, no deliveries shall be deemed to have been made on such Closing
Date.

      2.    RESTRICTIONS ON TRANSFER OF SECURITIES.

            2.1   Securities Legend.  All certificates evidencing
(i) the Note, (ii) subject to the terms of the Registration Rights Agreement, the Common Shares, and (iii) subject to the terms of the Registration Rights Agreement, the common stock of the Company ("Common Stock") issued upon conversion of the Note (collectively with the Common Stock, if any, issued as dividends, and the Series B Convertible Preferred Stock, if any, the "Securities") shall be endorsed with the following, or a substantially similar, legend (the "Securities Legend") and, to the extent necessary, with any other legends required pursuant to applicable state securities laws:

            THE SALE OF THE SECURITIES REPRESENTED BY
            THIS INSTRUMENT WAS NOT REGISTERED UNDER THE
            SECURITIES ACT OF 1933 (THE "ACT").  NO SALE
            OR OTHER DISPOSITION OF THE SECURITIES MAY
            BE EFFECTED WITHOUT AN EFFECTIVE
            REGISTRATION STATEMENT RELATING THERETO OR
            AN OPINION OF COUNSEL SATISFACTORY TO THE
            COMPANY THAT SUCH REGISTRATION IS NOT
            REQUIRED UNDER THE ACT.

            2.2 Removal of Legends. The Securities Legend endorsed on the certificates evidencing the Securities shall be removed, and the Company shall issue certificates without such legends to the holder of such shares, if, and to the extent that, the Securities are registered under the Securities Act of 1933, as amended (the "Securities Act"), or qualified under applicable state securities laws or if such holder provides to the Company an opinion of counsel for such holder, in form and substance reasonably satisfactory to the Company's counsel, to the effect that a sale, transfer or assignment of such Securities may be made without registration under the Securities Act, or qualification under applicable state securities laws.

      3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The
Company represents and warrants to Kennilworth as follows:

            3.1 Organization and Good Standing. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware, (ii) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and (ii) is duly qualified or licensed and in good standing to do business in each jurisdiction in which the properties owned, leased or operated by it or the nature of the business conducted by it makes such qualification or license necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing has not had, either individually or in the aggregate, a material adverse effect on the business, assets, results of operations or financial condition of the Company. The Company has delivered to Kennilworth true and complete copies of its Certificate of Incorporation and Bylaws, each as amended through and in effect as of the date hereof.

            3.2   Capitalization.

                  (a) The authorized capital stock of the Company consists of 120,000,000 shares of Common Stock, par value $.10 per share, and 5,000,000 shares of preferred stock, par value
$.10 per share ("Preferred Stock"), of which 200,000 shares are designated as Series A Participating Preferred Stock. As of the date hereof, (i) 41,867,293 shares of Common Stock are issued and outstanding and 7,010,645 shares of Common Stock are reserved for issuance upon the exercise of outstanding options and warrants, and (ii) no shares of Preferred Stock are issued and outstanding. All outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable, are not subject to and have not been issued in violation of any preemptive rights and have not been issued in violation of any federal or state securities laws. Except as set forth on Schedule 3.2 and this Agreement, and the Note and Common Shares to be issued hereunder, there are no issued or outstanding bonds, debentures, notes or other indebtedness of the Company which have the right to vote
(or which are convertible into other securities which have the right to vote) on any matters on which the Company's stockholders have the right to vote ("Voting Debt"). Except as set forth on
Schedule 3.2, there are no outstanding or authorized subscriptions, options, warrants, calls, rights, commitments or any other agreements of any character to or by which the Company is a party or is bound which, directly or indirectly, obligate the Company to issue, deliver or sell or cause to be issued, delivered or sold any shares of Common Stock or Preferred Stock or any other capital stock, equity interest or Voting Debt of the Company or any securities convertible into, or exercisable or exchangeable for, or evidencing the right to subscribe for, any such shares, interests or Voting Debt or obligating the Company to grant, extend or enter into any such subscription, option, warrant, call or right.

                  (b) The Securities, upon issuance and delivery in accordance with the terms and provisions of this Agreement and the Note, will be duly authorized, fully paid and non-assessable, will be free of any liens, claims, charges, security interests, pledges, voting or shareholder agreements encumbrances or equities of any kind whatsoever and will not be issued in violation of any preemptive rights.

            3.3   Authority; No Conflict.

                  (a) The Company has all requisite right, power and authority to execute, deliver and perform its obligations under, and consummate the transactions contemplated by, this Agreement and the other agreements and instruments contemplated hereby. All proceedings have been taken and all authorizations have been secured by the Company which are necessary to authorize the execution, delivery and performance by the Company of this Agreement and the other agreements and instruments contemplated hereby.

                  (b) This Agreement and the Registration Rights Agreement have been duly executed and delivered by the Company; and each of this Agreement, the Registration Rights Agreement, the Note and each other document executed and delivered by the

Company hereunder (collectively, the "Company's Closing Documents") constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by principles governing the availability of equitable remedies.

                  (c) Neither the execution and delivery of the Company's Closing Documents by the Company nor the consummation or performance of any of the transactions contemplated by the Company's Closing Documents will, directly or indirectly (with or without notice or lapse of time), result in a violation or breach of (A) any provision of the organizational documents of the Company or (B) any resolution adopted by the board of directors or the stockholders of the Company.

            3.4   Approvals or Notices.  Except as set forth in
Schedule 3.4, no authorization, approval, order, license, permit, franchise or consent, and no registration, declaration, notice or filing by or with any domestic or foreign governmental authority (including, without limitation, any filing or registration pursuant to the Securities Act, the Securities Exchange Act of 1934 (the "Exchange Act") or the securities or blue sky laws of the United States of America or any state or territory thereof) by the Company is required in connection with the execution and delivery of the Company's Closing Documents, the performance by the Company of its obligations thereunder and the consummation of the transactions contemplated thereby. Except as set forth in
Schedule 3.4, the Company is not and will not be required to give any notice to or obtain any consent or approval from any individual, corporation, partnership, limited liability company, association or other entity (each, a "Person") in connection with the execution and delivery of the Company's Closing Documents or the consummation or performance of any of the transactions contemplated by the Company's Closing Documents.

            3.5 Compliance with the Law and other Instruments. The Company is in material compliance with, and is conducting its businesses in all material respects so as to comply with, all applicable laws, ordinances, rules and regulations of all authorities (including, without limitation, any federal, state or local laws, rules, or regulations regulating the safety of the workplace and/or the discharge of materials into the environment or otherwise relating to the protection of the environment). The Company maintains in full force and effect all licenses, approvals, permits and consents for the lawful conduct of its business. To its knowledge, the Company is not in default under or with respect to, nor has it been charged with or threatened with a charge of any violation or received any notice of any violation of, and is not under investigation with respect to a possible violation of, any provision of any federal, state or local law, ruling or regulation, or any judgment, order or decree of any court, arbitrator or arbitration tribunal or any governmental authority, agency or other instrumentality, domestic or foreign, against, relating to or otherwise affecting the Company or any of its assets. The Company is not in violation of, or in default under, any term or provision of its Certificate of Incorporation or Bylaws (as amended or revised) or of any material lien, indenture, mortgage, lease, agreement, instrument, contract, commitment or other arrangement, or subject to any material restriction of any kind or character, which could have a material adverse effect on the Company as a whole. The execution and delivery of this Agreement and the other agreements and instruments contemplated hereby, and the consummation of the transactions contemplated herein and therein, will not (a) result in the violation or breach of any material term or provision of, or constitute a default under any statute, order, judgment, writ, injunction, decree, license, permit, approval, authorization, rule or regulation of any court or any governmental or regulatory body applicable to the Company or by which any of its assets or properties are bound or affected; or (b) result in the breach of, constitute a default under, or result in the acceleration of any obligation under, any provision of any agreement, lease, contract, document, instrument, commitment, obligation or arrangement of any kind or nature to which the Company is a party or by which it is bound, unless such breach will not have a material adverse effect on the business or operations of the Company, which default, breach or acceleration has not been waived; (c) result in the creation of any lien, claim or charge on or against any of the assets or properties of the Company; or
(d) result in the termination of any license, franchise, lease or permit to which the Company is a party or by which it is bound.

            3.6 Securities Act Reports. The Company has heretofore made available to Kennilworth true and complete copies of the Company's Proxy Statement for the meeting of stockholders held on February 26, 1999, the Company's Quarterly Report on
Form 10-Q for the quarter ended April 3, 1999, the Company's Quarterly Report on Form 10-Q for the quarter ended January 2, 1999, the Company's Annual Report on Form 10-K for the fiscal year ended October 3, 1998, the Company's Current Report on Form 8-K dated May 10, 1999, the Company's Current Report on Form 8-K dated February 12, 1999, as amended March 5, 1999, the Company's Current Report on Form 8-K dated November 24, 1998, the Company's Current Report on Form 8-K dated October 28, 1998, and the Company's Registration Statement on Form S-3, as filed on March 8, 1999, filed by the Company with the Securities and Exchange Commission (the "SEC") pursuant to the Exchange Act or the Securities Act (collectively, the "Commission Filings"). The Commission Filings constitute all of the documents required to be filed by the Company with the SEC since October 1, 1998. As of their respective dates, each of the Commission Filings complied in all material respects with the applicable requirements of the

Exchange Act, the Securities Act and the rules and regulations promulgated thereunder, and none of the Commission Filings contained as of such date any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading. When filed with the SEC, the financial statements included in the Commission Filings complied as to form in all material respects with the applicable rules and regulations of the SEC and were prepared in accordance with generally accepted accounting principles (as in effect from time to time) applied on a consistent basis (except as may be indicated therein or in the notes or schedules thereto), and such financial statements fairly present the consolidated financial position of the Company as at the dates thereof and the consolidated results of operations and consolidated cash flows of the Company for the periods then ended, subject, in the case of the unaudited interim financial statements, to normal, recurring year-end audit adjustments.

            3.7   Brokers or Finders.  Except as set forth on
Schedule 3.7, the Company and its agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement.

            3.8 Absence of Material Changes. Since April 3, 1999, except as set forth in Schedule 3.8, (a) the Company has not incurred any liability or obligation of any kind which, individually or in the aggregate, is material to the business, assets, results of operations, financial condition or prospects of the Company; and (b) there has not been any material adverse change in, and no event has occurred and no condition exists which, individually or together with other events or conditions, has had a material adverse effect on, the business, assets, results of operations, financial condition or prospects of the Company.

            3.9   Certain Proceedings.  Except as set forth on
Schedule 3.9, there is no action, claim, arbitration, hearing, investigation, litigation or suit (each, a "Proceeding") pending or, to the Company's knowledge, threatened, against, involving or affecting the Company or the Company's assets, properties or business, nor is there any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator outstanding against the Company which does or might (i) result in the modification, termination, suspension, impairment or reformation of any material contract to which the Company is a party; (ii) materially adversely affect the manner in which the Company conducts its business; (iii) have a materially adverse effect on the business, assets, results of operations or financial condition of the Company; (iv) restrain, prohibit, invalidate or put aside, in whole or in part, the transactions contemplated hereby; (v) question the validity of this Agreement or the Registration Rights Agreement or of any action taken or to be taken by the Company pursuant to or in connection with the provisions of this Agreement and the transactions contemplated hereby; or (vi) otherwise prevent or hinder the consummation of this Agreement or the Registration Rights Agreement.

      4.    REPRESENTATIONS AND WARRANTIES OF KENNILWORTH.

            Kennilworth represents and warrants to the Company as follows:

            4.1 Organization and Good Standing. Kennilworth (i) is a partnership duly organized, validly existing and in good standing under the laws of the state of Delaware, (ii) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and (ii) is duly qualified or licensed and in good standing to do business in each jurisdiction in which the properties owned, leased or operated by it or the nature of the business conducted by it makes such qualification or license necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing has not had, either individually or in the aggregate, a material adverse effect on the business, assets, results of operations or financial condition of Kennilworth.

            4.2   Authority; No Conflict.

                  (a) Kennilworth has all requisite right, power and authority to execute, deliver and perform its obligations under, and consummate the transactions contemplated by, this Agreement and the other agreements and instruments contemplated hereby. All proceedings have been taken and all authorizations have been secured by Kennilworth which are necessary to authorize the execution, delivery and performance by Kennilworth of this Agreement and the other agreements and instruments contemplated hereby.

                  (b) This Agreement, the Registration Rights Agreement, and each other document executed and delivered by the Company hereunder (collectively, "Kennilworth's Closing Documents") have been duly executed and delivered by Kennilworth; and each of Kennilworth's Closing Documents constitutes the valid and binding obligation of Kennilworth, enforceable against Kennilworth in accordance with their respective terms, except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by principles governing the availability of equitable remedies.

                  (c)   Neither the execution and delivery of
Kennilworth's Closing Documents by Kennilworth nor the consummation or performance of any of the transactions contemplated by Kennilworth's Closing Documents by Kennilworth will give any Person the right to prevent, delay, or otherwise interfere with any of the transactions contemplated by this Agreement or the Registration Rights Agreement pursuant to any legal requirement or order to which Kennilworth may be subject; or any contract, agreement, obligation, promise or undertaking (a "Contract") to which Kennilworth is a party or by which Kennilworth may be bound.

            4.3   Approvals or Notices.  Except as set forth in
Schedule 4.3, no authorization, approval, order, license, permit, franchise or consent, and no registration, declaration, notice or filing by or with any domestic or foreign governmental authority (including, without limitation, any filing or registration pursuant to the Securities Act, the Exchange Act or the securities or blue sky laws of the United States of America or any state or territory thereof) by Kennilworth is required in connection with the execution and delivery of Kennilworth's Closing Documents, the performance by Kennilworth of its obligations thereunder and the consummation of the transactions contemplated thereby. Kennilworth is not and will not be required to give any notice or obtain any consent or approval from any Person in connection with the execution and delivery of Kennilworth's Closing Documents or the consummation or performance of any of the transactions contemplated by Kennilworth's Closing Documents.

            4.4 Ownership of Debentures. Kennilworth is the sole and absolute record and beneficial owner and holder of the Debentures; has good and marketable title to, full power of disposition over and full right to sell and transfer such Debentures to the Company in accordance with the terms and conditions of this Agreement; and, upon transfer at the Closing pursuant to Section 1.1 hereof, such Debentures shall be free and clear of all liens, encumbrances, charges, assessments and claims whatsoever.

            4.5 Investment Matters. The Securities are being acquired for Kennilworth's own account and not on behalf of any other Person, and will not be resold or distributed in violation of the Securities Act, the Exchange Act or the securities or blue sky laws of the United States of America or any state or territory thereof. Kennilworth has received and examined the Commission Filings. Kennilworth has had the opportunity to ask questions of and receive answers from the management of the Company concerning the Company, and has been furnished with all other information about the Company which it has requested. Kennilworth believes that it is an "accredited investor" as defined in Rule 501(a) of the Securities Act, that it has been fully apprised of all facts and circumstances necessary to permit it to make an informed decision about acquiring the Securities, that it has sufficient knowledge and experience in business and financial matters, that it is capable of evaluating the merits and risks of an investment in the Securities and that it has the capacity to protect its own interests in connection with the transactions contemplated by Kennilworth's Closing Documents. Kennilworth has been advised by the Company and understands that, except as expressly contemplated by Kennilworth's Closing Documents, (a) the Securities to be issued hereunder will not be registered under any securities laws, including, without limitation, the securities laws of the United States or any other jurisdiction, (b) the Securities must be held indefinitely unless and until they are registered or an exemption from registration becomes available, (c) the Securities shall bear appropriate restrictive legends and (d) the Company shall have the right to place a stop order against the Securities prohibiting transfer of the Securities except in accordance with the Securities Act.

            4.6 Certain Proceedings. There is no Proceeding pending or, to Kennilworth's knowledge, threatened, against, involving or affecting Kennilworth or Kennilworth's assets, properties or business, nor is there any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator outstanding against Kennilworth which does or might (i) restrain, prohibit, invalidate or put aside, in whole or in part, the transactions contemplated hereby; (ii) question the validity of this Agreement or of any action taken or to be taken by Kennilworth pursuant to or in connection with the provisions of this Agreement and the transactions contemplated hereby; or (iii) otherwise prevent or hinder the consummation of this Agreement.

            4.7 Brokers or Finders. Kennilworth has incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement and will indemnify and hold the Company harmless from any such payment alleged to be due by or through Kennilworth as a result of the action of Kennilworth or its agents.

      5.    COVENANTS OF THE COMPANY.

            5.1 Other Debenture Exchanges. To the extent that, after the date hereof and on or prior to that date which is 90 days after the Closing Date, the Company enters into any agreements with other holders of Company debentures to exchange such debentures with other Company securities, any securities issued by the Company with respect to such exchange shall become freely tradable, if at all, only after that date which is 90 days after the Closing Date.

            5.2 Participation in Rights Offering. Subject to the requirements of applicable law, Kennilworth shall have the right, but not the obligation, to participate in the Rights Offering (as hereinafter defined) as if Kennilworth were the vested owner of the Common Shares.

            5.3   No Diminishment of Capitalization.
Notwithstanding anything contained herein to the contrary, commencing as of the date hereof through the earlier of (a) the maturity date of the Note, or (b) the conversion of the Note in its entirety to Common Stock in accordance with its terms, the Company agrees that under no circumstances shall it redeem or otherwise reduce the number of shares of its outstanding Common Stock without the prior written consent of Kennilworth, except to the extent required by applicable law, provided the Company gives Kennilworth forty-five (45) days prior written notice of such redemption or reduction.

            5.4 Series B Certificate of Designation. Promptly following the Initial Closing Date, the Company shall file a Certificate of Designation with the Secretary of State of the State of Delaware designating 100 shares of Series B Convertible Preferred Stock in form reasonably satisfactory to both the Company and Kennilworth.

      6. CONDITIONS PRECEDENT TO KENNILWORTH'S OBLIGATION TO CLOSE. Kennilworth's obligation to consummate the transactions contemplated by this Agreement is subject to the satisfaction, at or prior to each applicable Closing Date, of each of the following conditions (any of which may be waived by Kennilworth, in whole or in part):

            6.1 Accuracy of Representations. Each of the representations and warranties contained in Section 3 hereof must be accurate in all material respects as of each Closing Date.

            6.2   The Company's Performance.

                  (a) Each of the covenants and obligations that the Company is required to perform or comply with pursuant to the Company's Closing Documents at or prior to each Closing Date must have been performed or complied with in all material respects.

                  (b) Each document required to be delivered to Kennilworth pursuant to Section 1.5 or 1.6, as the case may be, must have been delivered.

                  (c) On the Initial Closing Date, the Company shall make a public announcement of the transactions contemplated by this Agreement, which public announcement shall include reference to a future rights offering (the "Rights Offering").

                  (d) On or prior to the Second Closing Date, the Company shall have effectuated the Rights Offering, with net proceeds to the Company of not less than forty million dollars
($40,000,000).


            6.3   Consents. Each of the consents identified in
Schedule 4.3 must have been obtained and must be in full force and effect.

            6.4 No Prohibition. Neither the consummation nor the performance of any of the transactions contemplated by Kennilworth's Closing Documents will, directly with, or result in a material violation of, or cause Kennilworth or any person affiliated with Kennilworth to suffer any material adverse consequence under, (a) any applicable legal requirement or order, or (b) any legal requirement or order that has been published, introduced, or otherwise proposed by or before any governmental body. There shall not have been any action taken, or any statute, rule, regulation, order, judgment or decree enacted, promulgated, entered, issued or enforced by any governmental entity, and there shall be no action, suit or proceeding pending, which (i) makes the transactions contemplated by this Agreement illegal or imposes, or is reasonably likely to result in the imposition of, material damages or penalties in connection therewith or (ii) would, as of or after the Closing, impose material limitations on the ability of Kennilworth effectively to exercise full rights of ownership of the securities issued to Kennilworth hereby, other than those limitations imposed by the terms of Kennilworth's Closing Documents.

            6.5 Additional Documents. Such other documents as Kennilworth may reasonably request for the purpose of
(i) evidencing the accuracy of any representation or warranty of the Company, (ii) evidencing the performance by the Company of, or the compliance by the Company with, any covenant or obligation required to be performed or complied with by the Company,
(iii) evidencing the satisfaction of any condition referred to in this Section 6, or (iv) otherwise facilitating the consummation of any of the transactions contemplated by this Agreement, must have been delivered to Kennilworth.

            6.6 Absence of Injunctions. No permanent or preliminary injunction or restraining order or other order by any court or governmental entity of competent jurisdiction or other legal restraint or prohibition preventing consummation of the transactions contemplated hereby shall be in effect.

            6.7 Effectiveness of Registration Statement. On or prior to the Initial Closing Date, the SEC shall have declared effective the Registration Statement (as such term is defined in the Registration Rights Agreement) and, at the Initial Closing

Date and Second Closing Date, the SEC shall not have issued any order preventing or suspending the use of any preliminary or final prospectus included in the Registration Statement or otherwise filed pursuant to Rule 424(b) of the Securities Act.

            6.8 No Material Adverse Change. (a) Since the date hereof nothing shall have occurred which, individually or in the aggregate, has had or, in the reasonable judgment of Kennilworth, is reasonably likely to have, a material adverse effect on the business, assets, results of operations, financial condition or prospects of the Company.


                  (b) The Company shall not (1) have applied for the appointment of, or the taking of possession by, a receiver, custodian, sequestrator, trustee or liquidator of itself, or of all or a substantially part of its property, (2) be generally unable to pay its debts as they become due or have ceased operations of its present businesses, (3) have made a general assignment for the benefit of its creditors, (4) commence a voluntary case under any state or federal bankruptcy laws, (5) have filed a petition seeking relief under the Bankruptcy Code or to take advantage of any other law providing for the relief of debtors, or (6) have taken any corporate action authorizing or otherwise consenting to the institution of any such proceedings, filings or have taken any action for the purpose of effecting any of the foregoing.

      7.    CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATION TO
CLOSE.   The Company's obligation to consummate the transactions
contemplated by this Agreement is subject to the satisfaction, at or prior to each applicable Closing Date, of each of the following conditions (any of which may be waived by the Company, in whole or in part):

            7.1 Accuracy of Representations. Each of the representations and warranties contained in Section 4 hereof must be accurate in all material respects as of each Closing Date.

            7.2   Kennilworth's Performance.

                  (a) Each of the covenants and obligations that Kennilworth is required to perform or to comply with pursuant to Kennilworth's Closing Documents at or prior to each Closing Date must have been performed and complied with in all material respects.

                  (b) Each document required to be delivered to the Company pursuant to Section 1.5 or 1.6, as the case may be, must have been delivered.

            7.3   Consents.  Each of the consents identified in
Schedule 3.4 must have been obtained and must be in full force and effect.

            7.4 No Prohibition. There shall not be in effect any legal requirement or any injunction or other order that (a) prohibits the transactions contemplated hereby and (b) has been adopted or issued, or otherwise become effective, since the date hereof.

            7.5 Additional Documents. Such other documents as the Company may reasonably request for the purpose of (i) evidencing the accuracy of any representation or warranty of Kennilworth,
(ii) evidencing the performance by Kennilworth of, or the compliance by Kennilworth with, any covenant or obligation required to be performed or complied with by Kennilworth,
(iii) evidencing the satisfaction of any condition referred to in this Section 7, or (iv) otherwise facilitating the consummation of any of the transactions contemplated by this Agreement, must have been delivered to the Company.

            7.6 Absence of Injunctions. No permanent or preliminary injunction or restraining order or other order by any court of governmental entity of competent jurisdiction or other legal restraint or prohibition preventing consummation of the transactions contemplated hereby shall be in effect.

            7.7 Effectiveness of Registration Statement. On or prior to the Initial Closing Date, the SEC shall have declared effective the Registration Statement (as such term is defined in the Registration Rights Agreement) and, at the Initial Closing Date and Second Closing Date, the SEC shall not have issued any order preventing or suspending the use of any preliminary of final prospectus included in the Registration Statement or otherwise filed pursuant to Rule 424(b) of the Securities Act.

      8.    INDEMNIFICATION; REMEDIES.

            8.1 Indemnification and Payment of Damages by Kennilworth. Kennilworth will indemnify and hold harmless the Company, and its directors, officers, employees, agents, advisors or other representatives ("Representatives"), and will pay to the Company and its Representatives the amount of any damages (including, without limitation, any and all attorneys' fees and expenses) arising, directly or indirectly, from or in connection with (a) any Breach of any representation or warranty made by Kennilworth in this Agreement or in any certificate delivered by Kennilworth pursuant to this Agreement, (b) any Breach by Kennilworth of any covenant or obligation of Kennilworth in this Agreement, or (c) any claim by any person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by such person with Kennilworth (or any person acting on its behalf) in connection with any of the transactions contemplated by this Agreement. For purposes of this Agreement, a "Breach" shall be deemed to have occurred if there is any material inaccuracy in, or material failure to perform or comply with, a representation, warranty, covenant, obligation or other provision.

            8.2 Indemnification and Payment of Damages by the Company. The Company will indemnify and hold harmless Kennilworth and its partners, officers, employees, agents, advisors or other representatives (the "Kennilworth Representatives") and will pay to Kennilworth and the Kennilworth Representatives the amount of any damages (including, without limitation, any and all attorneys' fees and expenses) arising, directly or indirectly, from or in connection with (a) any Breach of any representation or warranty made by the Company in this Agreement or in any certificate delivered by the Company pursuant to this Agreement, (b) any Breach by the Company of any covenant or obligation of the Company in this Agreement, or (c) any claim by any person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by such person with the Company (or any person acting on its behalf) in connection with any of the transactions contemplated by this Agreement.

            8.3   Procedure for Indemnification--Third Party Claims.

                  (a) Promptly after receipt by an indemnified party of notice of the commencement of any Proceeding against it, such indemnified party will give notice to the indemnifying party of the commencement of such claim, but the failure to notify the indemnifying party will not relieve the indemnifying party of any liability that it may have to any indemnified party, except to the extent that the indemnifying party demonstrates that the defense of such action is prejudiced by the indemnified party's failure to give such notice.

                  (b) If any Proceeding referred to in Section 8.3(a) is brought against an indemnified party and it gives notice to the indemnifying party of the commencement of such Proceeding, the indemnifying party will, unless the claim involves taxes, be entitled to participate in such Proceeding and, to the extent that it wishes (unless (i) the indemnifying party is also a party to such Proceeding and the indemnified party determines in good faith that joint representation would be inappropriate, or (ii) the indemnifying party fails to provide reasonable assurance to the indemnified party of its financial capacity to defend such Proceeding and provide indemnification with respect to such Proceeding), to assume the defense of such Proceeding with counsel satisfactory to the indemnified party and, after notice from the indemnifying party to the indemnified party of its election to assume the defense of such Proceeding, the indemnifying party will not, as long as it diligently conducts such defense, be liable to the indemnified party under this Section 8 for any fees of other counsel or any other expenses with respect to the defense of such Proceeding, in each case subsequently incurred by the indemnified party in connection with the defense of such Proceeding, other than reasonable costs of investigation. If the indemnifying party assumes the defense of a Proceeding, (i) it will be conclusively established for purposes of this Agreement that the claims made in that Proceeding are within the scope of and subject to indemnification; (ii) no compromise or settlement of such claims may be effected by the indemnifying party without the indemnified party's consent unless (A) there is no finding or admission of any violation of legal requirements or any violation of the rights of any person and no effect on any other claims that may be made against the indemnified party, and (B) the sole relief provided is monetary damages that are paid in full by the indemnifying party; and (iii) the indemnified party will have no liability with respect to any compromise or settlement of such claims effected without its consent. If notice is given to an indemnifying party of the commencement of any Proceeding and the indemnifying party does not, within ten days after the indemnified party's notice is given, give notice to the indemnified party of its election to assume the defense of such Proceeding, the indemnifying party will be bound by any determination made in such Proceeding or any compromise or settlement effected by the indemnified party.

                  (c)   Notwithstanding the foregoing, if an
indemnified party determines in good faith that there is a reasonable probability that a Proceeding may adversely affect it or its affiliates other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the indemnified party may, by notice to the indemnifying party, assume the exclusive right to defend, compromise, or settle such Proceeding, but the indemnifying party will not be bound by any determination of a Proceeding so defended or any compromise or settlement effected without its consent (which may not be unreasonably withheld).

                  (d) The Company and Kennilworth each hereby consent to the non-exclusive jurisdiction of any court in which a Proceeding is brought against any indemnified person for purposes of any claim that an indemnified person may have under this Agreement with respect to such Proceeding or the matters alleged therein, and agree that process may be served on the Company or Kennilworth with respect to such a claim anywhere in the world.

            8.4 Procedure for Indemnification--Other Claims. A claim for indemnification for any matter not involving a third-party claim may be asserted by notice to the party from whom indemnification is sought.

      9.    GENERAL PROVISIONS.

            9.1 Termination. This Agreement may be terminated prior to each of the Closing Dates as follows:

                  (a)   At the election of the Company, if
Kennilworth has materially breached any material representation, warranty, covenant or agreement contained herein and such breach is not cured within a reasonable period following notice thereof, such reasonable period to consist of not less than five (5) business days;

                  (b)   At the election of Kennilworth, if the
Company has materially breached any material representation, warranty, covenant or agreement contained herein and such breach is not cured within a reasonable period following notice thereof, such reasonable period to consist of not less than five (5) business days;

                  (c) At the election of the Company on the one hand, or Kennilworth, on the other hand, if any action shall have been instituted and be continuing by any governmental authority with proper authority to restrain, modify or prohibit the carrying out of the transactions contemplated hereby; and

                  (d)   At any time prior to each of the Closing
Dates by mutual written agreement of the Company and Kennilworth.

            If the Company or Kennilworth, as the case may be, elects to terminate this Agreement pursuant to Sections 9.1(a),
(b) or (c) hereof, the terminating party shall deliver a notice to the other party hereto declaring its election to so terminate this Agreement in accordance with the provisions of such Section, and setting forth therein the basis for such termination. If this Agreement so terminates, (a) neither the Company nor Kennilworth shall have any obligation to consummate any transactions scheduled for subsequent Closing Dates, (b) any previously consummated transactions between the parties pursuant to this Agreement shall remain in full force and effect and
(c) this Agreement shall become null and void and have no further force or effect (except as provided in Section 9.7 below) as to the subsequent Closing Dates, if any, but shall remain in full force and effect as to any consummated Closings; provided, that nothing contained in this Section shall relieve any party hereto from liability for any breach of such party's representations, warranties, covenants or agreements contained herein.

            9.2 Expenses. Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated by this Agreement, including all fees and expenses of agents, representatives, counsel and accountants. In the event of termination of this Agreement, the obligation of each party to pay its own expenses will be subject to any rights of such party arising from a breach of this Agreement by another party.

            9.3 Public Announcements. Announcements concerning the transactions provided for in this Agreement by the Company or Kennilworth shall be subject to the reasonable prior approval of the other party in all essential respects, except that (a) the approval of Kennilworth shall not be required as to any statements and other information which the Company may be required to make pursuant to any rule or regulation of the SEC, or as otherwise required by law, and (b) the approval of the Company shall not be required as to any statements and other information which Kennilworth may be required to make pursuant to any rule or regulation of the SEC or the New York Stock Exchange, or as otherwise required by law. The provisions of this Section
9.3 shall not be interpreted to limit Kennilworth's ability to discuss information relating to the transactions contemplated by this Agreement in accordance with Section 9.4 below.

            9.4 Confidentiality. Kennilworth and the Company will maintain in confidence any confidential information obtained in the course of the transactions contemplated by this Agreement, unless (a) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (b) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the transactions contemplated by this Agreement, or (c) the furnishing or use of such information is required by legal proceedings. If the transactions contemplated by this Agreement are not consummated, each party will return or destroy as much of such written information as the other party may reasonably request.

            9.5 Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by certified mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below

(or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

If to Kennilworth:

      Kennilworth Partners II LP
      40 Cuttermill Road, Suite 308
      Great Neck, New York 11021
      Attn:  Mr. Jeffrey Parket
      Telephone: (516) 824-2499
      Fax: (516) 829-4106

With a copy to:

      Rosenman & Colin LLP
      575 Madison Avenue
      New York, New York 10022
      Attention:  Jayshree Parthasarathy, Esq.
      Telephone: (212) 940-8800
      Fax: (212) 940-8776

If to the Company:

      Applied Magnetics Corporation
      75 Robin Hill Road
      Goleta, California  93117
      Attn: Mr. Craig D. Crisman
      Telephone:  (805) 683-5353
      Fax:  (805) 967-2677


With a copy to:

      Sheppard, Mullin, Richter & Hampton LLP
      333 South Hope Street, 48th Floor
      Los Angeles, California  90071
      Attn:  James J. Slaby, Esq.
      Phone:  (213) 617-5411
      Fax:    (213) 620-1398

            9.6 Jurisdiction; Service of Process. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of California, County of Los Angeles, State of New York, New York County or, if it has or can acquire jurisdiction, in the United States District Court for the Central District of California or the United States District Court for the Southern District of New York, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein.

Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

            9.7 Survival of Representations and Warranties. Except as otherwise expressly provided herein, all covenants and agreements of the parties hereto shall survive each Closing Date until performed, and all representations, warranties of the parties hereto shall survive for eighteen (18) months following the applicable Closing Date (except for the provisions of Sections 3.2(b), 4.4, 4.5, 8 and 9, which shall remain in full force and effect) and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of any party.

            9.8 Further Assurances. The parties agree (a) to furnish upon request to each other such further information (including, without limitation, information reasonably requested to confirm fulfillment of the respective party's conditions to closing), (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

            9.9 Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; and (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given.

            9.10 Entire Agreement and Modification. This Agreement supersedes all prior agreements between the parties with respect to its subject matter (including, without limitation, that certain Exchange Agreement dated as of May 10, 1999, which the parties agree, upon execution and delivery of this Agreement, shall be of no further force or effect) and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the parties hereto.

            9.11 Assignments, Successors, and No Third-Party Rights. Neither party may assign any of its rights under this Agreement without the prior consent of the other parties, which will not be unreasonably withheld. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

            9.12 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

            9.13 Section Headings, Construction. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

            9.14 Governing Law. This Agreement will be governed by the internal laws of the State of California without regard to the conflicts of laws principles of such state.

            9.15 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

            9.16 Attorneys' Fees. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepre-sentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

      10. Waiver of Jury Trial. THE COMPANY AND KENNILWORTH HEREBY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF
THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY THE COMPANY AND KENNILWORTH, AND THE
COMPANY AND KENNILWORTH ACKNOWLEDGE THAT NO PERSON ACTING ON BEHALF OF ANOTHER PARTY TO THIS AGREEMENT HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY
JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THE
COMPANY AND KENNILWORTH FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

            IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

                                   "KENNILWORTH"

                                   KENNILWORTH PARTNERS II LP

                                   By:   Kennilworth Advisors LLC,
                                         General Partner

                                         /s/ Adam Wachter
                                         ------------------------------
                                         Adam Wachter, Attorney-In-Fact
                                           for Jeffrey Parket


                                   "COMPANY"

                                   APPLIED MAGNETICS CORPORATION


                                   /s/ Craig D. Crisman
                                   ------------------------
                                   Craig D. Crisman
                                   Chief Executive Officer

                                                                     Exhibit 2.2
                                                                     -----------






                            AMENDED AND RESTATED
                       REGISTRATION RIGHTS AGREEMENT

            THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and effective as of July 14, 1999, by Applied Magnetics Corporation, a Delaware corporation (the "Company"), and Kennilworth Partners II LP, a Delaware limited partnership ("Kennilworth").

                                  RECITALS

            A. Upon the terms and subject to the conditions of an Amended and Restated Exchange Agreement, dated as of July 14, 1999 (the "Exchange Agreement"), by the Company and Kennilworth, Kennilworth has agreed to purchase six million (6,000,000) shares of the common stock, $0.10 par value ("Common Stock"), and to loan to the Company an aggregate principal amount of twenty-five million dollars ($25,000,000) pursuant to the terms of a Senior Subordinated Convertible Promissory Note (the "Note") by Company in favor of Kennilworth. Such Note shall be in the aggregate principal amount of thirty-seven million seven hundred seventy-six thousand seven hundred sixteen dollars ($37,776,716), reflecting zero coupon interest through the third anniversary of the issuance date thereof.

            B. A material inducement for the parties to execute the Exchange Agreement is that the Company enter into this Agreement.

                                  AGREEMENT

            NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements of the parties contained herein, the parties agree as follows:

            1. Definitions. As used herein, the terms below shall have the following meanings. Any such term, unless the context otherwise requires, may be used in the singular or plural, depending upon the reference.

            "Affiliate" shall have the meaning provided in the Exchange Act and the rules and regulations of the Commission promulgated thereunder.

            "Agreement" shall mean this Registration Rights Agreement.

            "Commission" shall mean the United States Securities and Exchange Commission.

            "Common Stock" shall have the meaning provided in Recital A.

            "Company" shall mean Applied Magnetics Corporation.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor law, and the rules and regulations issued pursuant to that Act or any successor law.

            "Exchange Agreement" shall have the meaning provided in Recital A.

            "Holder" shall mean Kennilworth or any other Person who is the record owner of the Registrable Shares or any successor or assign thereof.

            "Initial Closing Date" shall have the meaning provided in the Exchange Agreement.

            "Kennilworth" shall have the meaning provided in the first paragraph of this Agreement.

            "Note" shall have the meaning provided in Recital A.

            "Person" shall mean an individual, partnership, limited liability company, joint venture, corporation, trust or unincorporated organization or any other similar entity

            "Register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document by the Commission.

            "Registration Expenses" shall mean all expenses incident to the Company's performance of its obligations under this Agreement, including: (1) registration and filing fees with the Commission; (2) fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and disbursements of blue sky counsel); (3) printing expenses, messenger and delivery expenses; (4) fees and expenses incurred in connection with the listing of the Registrable Securities on the New York Stock Exchange or on such securities exchange as the Common Stock may then be principally traded; and (5) fees and expenses of counsel for the Company and its independent certified accountants, including the expenses of any special audits or "cold comfort" letters.

            "Registrable Shares" shall mean (a) the Note, (b) the Shares, (c) any Common Stock of the Company issued to a Holder as a dividend or other distribution with respect to, or in exchange for or in replacement of, any of the Shares or (d) any other shares of Common Stock of the Company held by a Holder; provided, however, that shares of Common Stock shall only be treated as Registrable Shares if and so long as (i) they have not been sold by Kennilworth to or through a broker or dealer or underwriter in a public distribution or otherwise, all pursuant to an effective Registration Statement under the Securities Act covering the sale of such shares, (ii) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act, including any sale pursuant to Rule 144 under the Securities Act or any similar provision, so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, or (iii) the Holder shall not have received from the Company an opinion of counsel reasonably acceptable to the Holder stating that they may immediately be resold by the Holder pursuant to Rule 144(k) under the Securities Act without any volume limitation and without any additional unreasonable expense.

            "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor law, and the rules and regulations issued pursuant to that Act or any successor law.

            "Shares" shall mean (i) the 6,000,000 shares of Common Stock to be issued and sold by the Company to Kennilworth pursuant to the Exchange Agreement and (ii) the shares of Common Stock issuable upon conversion of the (A) Senior Subordinated Convertible Promissory Note in the aggregate principal amount of thirty-seven million seven hundred seventy-six thousand seven hundred sixteen dollars ($37,776,716) to be issued and sold by the Company to Kennilworth pursuant to the Exchange Agreement, or (B) Class B Convertible Preferred Stock of the Company issuable upon conversion of the Senior Subordinated Convertible Promissory Note pursuant to Section 2.2.3 of the Note.

            "Violation" shall have the meaning provided in Section 9(a).

            2. Registration. The Company shall, (i) with respect to the Registrable Shares excepting the Note, prior to the Initial Closing Date (as defined in the Exchange Agreement), and (ii) with respect to the Note, as promptly as practicable following Kennilworth's written request and subject to applicable laws:

                  (a) Commission Filing. Prepare and file with the Commission a registration statement (the "Registration Statement") on a form for which the Company then qualifies and which shall be available for the sale of the Registrable Shares in accordance with the intended methods of disposition thereof, and use its reasonable efforts to cause the Registration Statement to be declared effective as promptly as reasonably practicable.

                  (b) Amendments. Prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement (or, at the Company's discretion, any successor registration statement for which the Company may, at such time, qualify) effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by the Registration Statement until the earlier, to the extent permitted by applicable law, of (1) the maturity date of the Note in the aggregate principal amount of thirty-seven million seven hundred seventy-six thousand seven hundred sixteen dollars ($37,776,716) or (2) such time as the Registrable Shares have been disposed of in accordance with the intended methods of disposition thereof as set forth in the Registration Statement.

                  (c) Prospectus. Furnish to the Holders such number of conformed copies of the Registration Statement and of each amendment and supplement thereto (in each case including all exhibits), and such numbers of copies of the prospectus included in the Registration Statement (including each preliminary prospectus) and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Shares owned by them in accordance with the intended method of disposition thereof as set forth in the Registration Statement, and cause all related filings to be made with the Commission as required by Rule 424.

                  (d) Blue Sky Qualification. Register and qualify the Registrable Shares covered by the Registration Statement under such securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders (given the intended method of distribution), and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the Registrable Shares covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business as a foreign corporation or to take any action that would subject it to service of process in any such states or jurisdictions in suits other than those arising out the offer and sale of the Registrable Securities covered by the Registration Statement.

                  (e) Prospectus Delivery. Promptly notify each Holder of Registrable Shares covered by the Registration Statement at any time when the Company becomes aware of the happening of any event as a result of which the Registration Statement or the prospectus included in the

      Registration Statement or any supplement to the prospectus (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement the Registration Statement or the prospectus in order to comply with the Securities Act, whereupon, in either case, each Holder shall immediately cease to use the Registration Statement or prospectus for any purpose and, as promptly as practicable thereafter, the Company shall prepare and file with the Commission, and furnish without charge to the appropriate Holders, a supplement to or amendment of the Registration Statement or prospectus which will correct such statement or omission or effect such compliance and such copies thereof as the Holders may reasonably request.

                  (f) Cause the Registrable Shares to be listed on the New York Stock Exchange or such other securities exchange on which the Common Stock is principally traded at the time of the filing of the Registration Statement.

            3. The Company shall promptly notify the Holders of the issuance of, or, to the Company's knowledge, the threatened issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or of the receipt by the Company of any notification with respect to the suspension or threatened suspension of the qualification of any of the Registrable Securities for sale under the securities or blue sky laws of any jurisdiction, and the Company shall take all commercially reasonable action necessary (1) to prevent the entry of any threatened stop order or any threatened suspension or (2) to remove any stop order or lift any suspensions once entered.

            4. The Company shall use its reasonable best efforts to comply with all applicable rules and regulations of the Commission.

            5. The Company shall pay all Registration Expenses in connection with the registration of the Registrable Shares pursuant to this Agreement.

            6. In connection with the preparation and filing of the Registration Statement, the Holders shall have the opportunity to provide comments to counsel to the Company during the preparation of the Registration Statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto. The Company shall not file the Registration Statement, any prospectus included therein or any amendment thereof or supplement thereto with the Commission over the reasonable written objections of counsel for the Holders, if any; provided, that, if the Company fails to file the Registration Statement, any prospectus included therein or any amendment thereof or supplement thereto due to objections raised in accordance with the terms of this Section 6, the Company shall be relieved of its obligation to file such Registration Statement, prospectus, amendment or supplement pursuant to
Section 2 hereof until such objections have been resolved to the reasonable satisfaction of the Company and the Holders.

            7. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Shares of any selling Holder that each Holder shall furnish to the Company such information regarding itself, the Registrable Shares held by it, and the intended method of disposition of such securities as the Company may from time to time reasonably request to prepare the Registration Statement and maintain its effectiveness.

            8. Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

            9.    Indemnification.

                  (a) Indemnification by the Company. To the full extent permitted by law, the Company will indemnify and hold harmless each Holder, each of its directors and officers, Bear Stearns & Co., Inc., and its affiliates, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) and reasonable expenses to which they may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation of the Securities Act, the Exchange Act, or any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law, and the Company will pay to each such Holder, director, officer, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them, including the fees and expenses of one law firm retained by them, plus appropriate local counsel, in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the indemnity agreement contained in this Section 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or proceeding to which any Holder, director, officer, underwriter or controlling person may become subject to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter or controlling person to the Company. This right to indemnification shall remain in full force and effect notwithstanding any investigation made by or on behalf of such Holder or underwriter and shall survive the transfer of such securities by such Holder.

                  (b) Indemnification by Holder. To the full extent permitted by law, each selling Holder severally, but not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter (as defined in the Securities Act), any other Holder selling securities pursuant to the Registration Statement and each person, if any, who controls any such underwriter or other Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) and reasonable expenses to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions or proceedings in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with the preparation of the Registration Statement; provided, however, that the indemnity agreement contained in this Section 9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that in no event shall any indemnity under this Section 9(b) exceed the net proceeds from the offering received by such Holder.

                  (c) Procedures. Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel (plus appropriate local counsel), with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial in any material respect to its ability to defend such action, shall to the extent prejudicial relieve such indemnifying party of any liability to the indemnified party under this Section 9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 9. No indemnifying party shall consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to such indemnifying party of a release from all liability in respect of such action.

                  (d) Contribution. If the indemnification provided for in this
      Section 9 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein for any reason other than as specified therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified parties on the other in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or related to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that in no event shall the liability of any selling Holder hereunder be greater in amount than the difference between the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Shares giving rise to such contribution obligation and all amounts previously contributed by such Holder with respect to such losses, claims, damages, liabilities and expenses. The amount paid or payable to a party as a result of the losses, claims damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (e) Survival. The obligations of the Company and Holders under this Section 9 shall survive the completion of any offering of Registrable Shares in a registration statement under this Agreement, and otherwise.

            10. Reports Under Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration generally or pursuant to an effective registration statement, the Company agrees to use reasonable commercial efforts to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                  (b)   qualify for registration for the sale of Registrable
     Shares;

                  (c) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (d) furnish to any Holder, so long as the Holder owns any Registrable Shares, promptly upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual and/or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any Registrable Shares without registration or pursuant to such form.

            11. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively only with the written consent of the Company and the holders of sixty-six percent (66%) of the Registrable Shares then outstanding. Any amendment or waiver effected in accordance with this Section shall be binding upon each Holder of any Registrable Shares then outstanding, each future holder of all such Registrable Shares and the Company.

            12. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

            13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            14. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            15. Negotiation of Agreement. Each of the parties acknowledges that it has been represented by independent counsel of its choice throughout all negotiations that have preceded the execution of this Agreement and that it has executed the same with consent and upon the advice of said independent counsel. Each party and its counsel cooperated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto shall be deemed the work product of the parties and may not be construed against any party by reason of its preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against the party that drafted it is of no application and is hereby expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intentions of the parties and this Agreement.

            16. Notices. Any notice, request, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing, shall be deemed to have been duly given or delivered when delivered personally or telecopied (receipt confirmed, with a copy sent by reputable overnight courier), or one business day after delivery to a reputable overnight courier, postage prepaid, to the address of the party set forth below such person's signature on this Agreement or to such address as the party to whom notice is to be given may provide in a written notice to each of the other parties to this Agreement, a copy of which written notice shall be on file with the Secretary of the Company.

            17. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the fullest extent permitted by law.

            18. Further Assurances. Each of the parties shall, without further consideration, use reasonable efforts to execute and deliver such additional documents and take such other action as the other parties, or any of them may reasonably request to carry out the intent of this Agreement and the transactions contemplated hereby.

            19. Successors and Assigns. This Agreement shall be binding upon, and all rights hereto shall inure to the benefit of, the parties hereto, and their respective successors and permitted assigns.

            20. Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the actions and transactions contemplated by this Agreement. The parties agree that the terms of this Agreement supersede any and all prior agreements between the parties, including without limitation that certain Registration Rights Agreement dated as of May 10, 1999, which, upon execution and delivery of this Agreement, shall be of no further force or effect. There are no restrictions, promises, inducements, representations, warranties, covenants or undertakings with regard to the registration of the Company's capital stock pursuant to the Securities Act, other than those expressly set forth or referred to in this Agreement.

            21. Recapitalizations, etc. The provisions of this Agreement (including any calculation of share ownership) shall apply, to the full extent set forth herein with respect to the Registrable Shares, to any and all shares of capital stock of the Company or any capital stock, partnership units or, any other security evidencing ownership interests in any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for, or in substitution of the Common Stock or the Preferred Stock that is issuable upon exercise of the Note by reason of any stock dividend, split, combination, recapitalization, liquidation, reclassification, merger, consolidation or otherwise.

                          (Signature Pages Follow)

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                   APPLIED MAGNETICS CORPORATION


                                   By:   /s/ Craig D. Crisman
                                         ________________________________
                                         Craig D. Crisman,
                                         Chairman of the Board and
                                         Chief Executive Officer

                                   Address:
                                         75 Robin Hill Road
                                         Goleta, California  93117
                                         Attention:  Chief Executive Officer
                                         Telecopier:  (805) 967-2677


                                   KENNILWORTH PARTNERS II LP

                                   By: Kennilworth Advisors LLC, general partner



                                   By:   /s/ Adam Wachter
                                         ________________________________
                                         Adam Wachter
                                   Its:  Attorney-In-Fact for
                                         Jeffrey Parket


                                   Address:
                                         40 Cuttermill Road, Suite 308
                                         Great Neck, New York  11021



                                   S-1


                                 Page 44 of 44